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Lime Residential, Ltd. Eleven Madison Avenue, 4th Floor New York, New York 10010

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Lime Residential, Ltd. (the “Company”), Credit Suisse Securities (USA) LLC and Goldman Sachs & Co. LLC (collectively, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of solar assets in conjunction with the proposed offering of GOOD 2021-3CS.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 21, 2021, representatives of LoanPal, LLC (“LoanPal”), on behalf of the Company, provided us with a computer-generated solar asset data file and related record layout containing data, as represented to us by the Company, as of the close of business on May 6, 2021, with respect to 10,569 solar assets (the “Statistical Data File”).

At the Company’s instruction, we randomly selected 200 solar assets from the Statistical Data File (the “Sample Assets”) and performed certain comparisons and recomputations for each of the Sample Assets relating to the solar asset characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics
1.	Contract ID (for informational purposes only)	17.	ACH Payment (Y/N)
2.	State of contract	18.	In-service date (PTO Date)
3.	City	19.	FICO score
4.	Zip code	20.	Installer name
5.	Payment frequency	21.	Solar panel manufacturer
6.	Rate	22.	Inverter manufacturer
7.	Original term (months) (origination)	23.	Battery manufacturer
8.	Original loan amount	24.	Purchased /portfolio asset (Y/N)
9.	First payment due date	25.	Current loan balance
10.	Last payment due date	26.	Remaining term of contract (months)
11.	Issuer originated asset (Y/N)	27.	Number of days past due
12.	Re-amortized monthly payment	28.	UCC filing status
13.	Target balance date	29.	ITC amount
14.	System Size (kW)*	30.	# of months since PTO
15.	Contracted generation guaranteed (%)	31.	Remaining term to target balance date (months)
16.	Current monthly payment
*For Sample Assets with an “origination date” (as set forth on the Statistical Data File) on or after January 1, 2019.

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Loan Agreement” or “Modification Agreement.”

We compared Characteristics 9. through 13. to the corresponding information set forth on or derived from the “Welcome Letter” or Modification Agreement.

We compared Characteristics 14. and 15. to the corresponding information set forth on or derived from the “Purchase Agreement.”

We compared Characteristics 16. through 28. to the corresponding information set forth on or derived from electronic data files from the LoanPal’s loan systems, delivered by LoanPal, on behalf of the Company, as of May 6, 2021 (collectively, the “System File”).

With respect to our comparison of Characteristic 29., we recomputed the ITC amount by multiplying the original loan amount by (i) 30.0%, for the Sample Assets with a “Docs Sent Date” (as set forth on a query provided by LoanPal, on behalf of the Company, from LoanPal’s origination system (the “Docs Sent Date Query”)) of October 31, 2019 or earlier or (ii) 26.0%, for Sample Assets with a “Docs Sent Date” (as set forth on the Docs Sent Date Query) of November 1, 2019 or later.  We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Characteristic 30., we recomputed the # of months since PTO as the number of months between (i) the in-service date (PTO Date) (as set forth on the System File) and (ii) May 6, 2021.  We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Characteristic 31., we recomputed the remaining term to target balance date (months) as the number of months between (i) May 6, 2021 and (ii) the target balance date (as set forth on the Welcome Letter).  We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 13., differences of one day or less are deemed to be “in agreement;”

•
with respect to our comparison of Characteristic 14., differences of 0.01 or less are deemed to be “in agreement.”  Further, for the Sample Assets indicated in Appendix A, we observed a difference with respect to the system size set forth on the Statistical Data File when compared to the system size set forth on the Purchase Agreement.  For these Sample Assets, we were instructed to perform an additional procedure and compare the system size set forth on the Statistical Data File to the system size set forth on screen shots from LoanPal’s underwriting system (the “Underwriting System Screen Shots”);

•	with respect to our comparison of Characteristics 30. and 31., differences of one month or less are deemed to be “in agreement.”

The solar asset documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents.  In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Asset Documents, except as described in Appendix B.  Supplemental information is contained on Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the solar assets underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the solar assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 28, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 28, 2021.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 14. for the following Sample Assets:

1701000008
2011028140
2012035224
2014035860
2016036616

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 28, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Thirteen differences in contracted generation guaranteed (%).

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 28, 2021.

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Asset number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Purchase Agreement

1	2001034902	Contracted generation guaranteed (%)	NA	95%
1	2005031416	Contracted generation guaranteed (%)	90%	85%
1	2005033274	Contracted generation guaranteed (%)	NA	90%
1	2007033996	Contracted generation guaranteed (%)	NA	80%
1	2008033915	Contracted generation guaranteed (%)	90%	85%
1	2010028357	Contracted generation guaranteed (%)	90%	85%
1	2010030339	Contracted generation guaranteed (%)	NA	90%
1	2011024881	Contracted generation guaranteed (%)	90%	85%
1	2011035571	Contracted generation guaranteed (%)	90%	85%
1	2011036532	Contracted generation guaranteed (%)	NA	95%
1	2011038168	Contracted generation guaranteed (%)	NA	95%
1	2012032743	Contracted generation guaranteed (%)	NA	80%
1	2012035859	Contracted generation guaranteed (%)	90%	85%